Exhibit 10.21
                                                    -------------


                        SEVENTH AMENDMENT
                         UAL CORPORATION
                        SUPPLEMENTAL ESOP
                 (Effective as of July 12, 1994)



          By virtue and in exercise of the amending power

reserved to UAL Corporation (the "Company") under Section 13.1(a)

of the UAL Corporation Supplemental ESOP (effective as of July

12, 1994) (the "Plan"), which amending power thereunder is

subject to the approval of the Air Line Pilots Association

International ("ALPA") and the International Association of

Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective January 1, 1998.



          1.   Section 1.1(b) of the Plan is amended by adding

the following to the end of the section:



      "The allocations to the Management and Salaried Employee

     Group shall take into account the agreement of the Company and the IAM concerning Fleet Technical Instructors, Fleet

     Technical Specialists, Program Support Coordinators and

     Program Support Specialists.  Through 1997, these employees participated in the Plan (under its generally-applicable

     provisions) as members of the Management and Salaried

     Employee Group.  In each of the years 1998, 1999 and 2000

     they will continue to participate as members of the

     Management and Salaried Employee Group, notwithstanding the fact that the IAM represents them starting in 1998."



          2.   Section 2.2(a) is amended by adding the following

to the end of the section:



     "For Plan Years beginning on or after January 1, 1998,

     except as specified in Section 2.3(b) for actual dividends paid with respect to pre-1998 participation, the Voting

     Preferred Stock issued for the Fleet Technical Specialists,

     Fleet Technical Instructors, Program Support Coordinators

     and Program Support Specialists shall be Class M,

     notwithstanding the membership of such Participants in the

     Management and Salaried Employee Group.  Accordingly, the

     maximum number of Class M Voting shares shall be increased,

     and the maximum number of Class S Voting shares shall be

     correspondingly decreased, by the Convertible Shares issued for the Fleet Technical Specialists, Fleet Technical

     Instructors, Program Support Coordinators and Program

     Support Specialists for Plan Years commencing on or after

     January 1, 1998, excluding the Convertible Shares issued for dividends actually paid to their Accounts with respect to

     Class 1 Non-Voting Preferred Stock which had been allocated to their Accounts in the ESOP for Plan Years commencing

     before January 1, 1998."



          3.   Section 2.3(b) is amended by adding the following

to the end of the section:



     "For Plan Years beginning on or after January 1, 1998,

     except as specified below, the appropriate class of Voting

     Preferred Stock for the Fleet Technical Specialists, Fleet

     Technical Instructors, Program Support Coordinators and

     Program Support Specialists shall be Class M,

     notwithstanding the membership of such Participants in the

     Management and Salaried Employee Group.  Accordingly, except as specified below, all contributions and allocations of

     Voting Preferred Stock for such Participants for 1998 and

     subsequent years shall be of Class M.  However, with respect to shares of Voting Preferred Stock contributed or allocated on account of dividends actually paid with respect to shares of Class 1 Non-Voting Preferred Stock which had been

     allocated to their Accounts in the ESOP for Plan Years

     commencing before January 1, 1998, the appropriate class of

     Voting Preferred Stock shall be Class S."



          4.   Section 2.4(g) is amended by adding the following

to the end of the section:



     "Pursuant to an agreement between the Company and the IAM,

     the Fleet Technical Instructors, Fleet Technical

     Specialists, Program Support Coordinators and Program

     Support Specialists will continue to participate in the Plan as members of the Management and Salaried Employee Group.

     The Accounts maintained for such Participants for 1998 and subsequent years shall reflect their membership in the IAM for such years.  The shares allocated to such Participants for 1998 and subsequent years shall be made with the shares reserved for allocation to the members of the Management and

     Salaried Employee Group, rather than with the shares

     reserved for allocation to the members of the IAM Employee

     Group."





          IN WITNESS WHEREOF, the Company has caused this Seventh

Amendment to be executed on May 19, 1999.







                                   UAL CORPORATION



                                   /s/ Douglas A. Hacker
                                   ---------------------
                                   Senior Vice President & Chief
                                   Financial Officer




                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL



                                   /s/ Michael Glawe
                                   -----------------



                                   /s/ Duane Woerth
                                   ----------------



                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS



                                   /s/ Kenneth W. Thiede
                                   ---------------------